[THE INDEBTEDNESS EVIDENCED BY THIS AGREEMENT IS SUBORDINATE TO THE PRIOR PAYMENT IN FULL OF THE SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENT DEFINED BELOW) PURSUANT TO, AND TO THE EXTENT PROVIDED IN THE SUBORDINATION AGREEMENT (DEFINED BELOW)].

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (the "Agreement") is made, entered into and effective as of the 3rd day of October, 2003, by and between Delta Apparel, Inc., a Georgia corporation ("Pledgor"), in favor of James F. Soffe, a resident of the State of North Carolina, John D. Soffe, a resident of the State of North Carolina, and Anthony M. Cimaglia, a resident of the State of North Carolina (jointly, the "Pledgees").

         A. Pledgor owns all of the issued and outstanding capital stock of MJS Acquisition Company, a North Carolina corporation (the "Company").

         B. Simultaneously with the execution of this Agreement, Company has acquired all of the issued and outstanding shares of capital stock of M.J. Soffe Co., a North Carolina corporation ("Soffe"), pursuant to the terms of that certain Amended and Restated Stock Purchase Agreement dated as of the date hereof among Pledgor, Pledgees, the Company and Soffe (the "Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meaning assigned thereto in the Purchase Agreement.

         C. The Company has paid part of the purchase price under the Purchase Agreement by delivery of a Promissory Note in the original principal amount of Eight Million Dollars and no/100ths ($8,000,000.00) (the "Note"),

         D. Simultaneously with the execution of this Agreement, Pledgor has entered into a Guaranty wherein it has guaranteed, among other things, the payment of the Note by the Company (the "Guaranty Agreement"), and such Guaranty Agreement and Note are to be secured by a second lien in and to all of the capital stock of the Company.

         E. The Company has entered into a Loan and Security Agreement, Guarantee and other ancillary documents (the "Senior Debt Documents") with, and in favor of, Congress Financial Corporation (Southern) as Agent and in its individual capacity (the "Senior Lender"), wherein the Senior Lender will be given a first and prior lien in and to all of the capital stock of the Company (the "First Lien").

         F. Contemporaneously with the execution and delivery of the Senior Debt Documents, Pledgees have entered into a Subordination Agreement (the "Subordination Agreement," as amended, restated, supplemented or otherwise modified from time to time) with the Senior Lender.

         G. Pledgees have required, as a condition to their entering into the Purchase Agreement and accepting the Note and Guaranty Agreement, that Pledgor execute, deliver and perform this Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in order to induce Pledgees to accept the Note and the Guaranty Agreement and enter into the Purchase Agreement, and in consideration of the benefits to accrue to Pledgee by reason thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Definitions. As used herein, the following terms shall have the following meanings, respectively, unless otherwise required by the context:

          a. "Code" shall mean the Uniform Commercial Code as in effect on the date of this Agreement, and as the same may be amended from time to time hereafter, in the State of North Carolina.

          b. "Collateral" shall mean, collectively, (i) all of the shares of the capital stock of the Company now or at any time or times hereafter owned by Pledgor or its successors or assigns, and the certificates representing the shares of such capital stock, all options and warrants for the purchase of shares of the stock of the Company now or hereafter held in the name of the Pledgor or its successors or assigns (all of said capital stock, options and warrants and all capital stock held in the name of the Pledgor or its successors or assigns as a result of the exercise of such options or warrants being hereinafter collectively referred to as the "Pledged Shares"), whether or not delivered by Pledgor to Pledgees accompanied by the stock power in the form of Exhibit A attached hereto and made a part hereof (the "Powers") duly executed in blank, and, unless otherwise expressly provided herein, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares; (ii) all additional shares of stock of the Company from time to time acquired by Pledgor in any manner, and the certificates representing such additional shares (any such additional shares shall constitute part of the Pledged Shares), and all options, warrants, and, unless otherwise expressly provided herein, dividends, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; (iii) the property and interest in property described in Section 3 below; and (iv) all proceeds of the foregoing.

          c. "Debt" shall mean all indebtedness, obligations and liabilities of the Company or Pledgor, whether for principal, interest, penalties, fees, expenses, performance or otherwise, now existing or hereafter incurred under or in connection with the Note or the Additional Consideration (as defined in the Purchase Agreement) or under or in connection with Pledgor's obligation under the Guaranty Agreement with respect to the Note and the Additional Consideration, and any and all extensions, renewals, refinancings or refundings thereof in whole or in part.

     2. Pledge. As security for the full and timely payment and performance of the Debt in accordance with the terms thereof and of the Note and other agreements now or hereafter evidencing the Debt, together with Pledgor's obligations hereunder and all amounts that may be due and owing hereunder, the Pledgor (a) hereby pledges and hypothecates the Collateral to the Pledgees and
(b) agrees that the Pledgees shall have, and hereby grants to and creates in favor of the Pledgees, a second priority security interest under the Code in and to the Collateral. THE SECURITY INTEREST AND PLEDGE TO THE PLEDGEES HEREUNDER IS SUBORDINATE TO THE LIEN IN FAVOR OF SENIOR LENDER, WHICH SHALL HAVE POSSESSION OF THE COLLATERAL IN ACCORDANCE WITH AND UNDER THE SENIOR DEBT DOCUMENTS UNTIL THE SENIOR DEBT DOCUMENTS HAVE BEEN TERMINATED OR THE COLLATERAL IS OTHERWISE RELEASED FROM THE LIEN OF THE SENIOR LENDER. Upon such termination or release of the Collateral by the Senior Lender, Pledgor authorizes and directs the Senior Lender to deliver possession of the Collateral to Pledgees, together with such other documents as may be necessary to perfect the security interest of Pledgees therein. Pledgor further agrees that Pledgees may file or record, at the cost and expense of Pledgor, this Agreement or other notice in the form of financing statements and such other documents, including extensions and renewals as may be necessary to perfect and continue the perfection of the security interest of Pledgees in and to the Collateral. So long as no Event of Default has occurred and is continuing, Pledgees shall hold the Collateral as collateral security hereunder and shall not transfer, assign or otherwise dispose of any interest therein.

     3. Collateral Adjustments. If, during the term of this Agreement:

          a. any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Company, or any option included within the Collateral is exercised, or both, or

          b. any subscription(s), warrant(s) or any other right(s) or option(s) shall be issued by the Company or any other party having authority to do so in connection with the Collateral,

then all new, substituted and additional shares, warrants, rights, options and other securities issued by reason of any of the foregoing shall constitute Collateral and, if appropriate, be immediately delivered to and held by Pledgees under the terms of this Agreement; provided, however, that nothing contained in this Section 3 shall be deemed to permit any stock dividend, issuance of additional stock, warrants, rights or options, reclassification, readjustment or other change in the capital structure of the Company which is not expressly permitted in this Agreement; and further provided that Pledgor's failure to so deliver such property to Pledgees shall in no way affect the security interest granted therein as hereinabove provided.

     4. Representations and Warranties. Pledgor represents and warrants as follows:

          a. Pledgor is the sole legal and beneficial owner of the Collateral (including, without limitation, all of the Pledged Shares), free and clear of any and all liens, interests, claims or other encumbrances except for the security interest created by this Agreement and the prior lien of the Senior Lender, subject to the terms and conditions set forth in the Subordination Agreement.

          b. All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable.

          c. Pledgor has full power and authority to enter into this Agreement and is under no restriction, limitation or incapacity with respect to the execution, delivery and performance of this Agreement, except to the extent provided in the Senior Debt Documents.

          d. There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Collateral except as provided herein or in the Senior Debt Documents.

          e. Except as otherwise provided herein, Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer the Collateral free of any liens, interests, claims or other encumbrances, except as provided herein or in the Senior Debt Documents.

          f. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement, or (ii) for the exercise by Pledgees of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (other than under applicable securities law).

          g. The pledge of the Collateral pursuant to this Agreement creates a valid and perfected second priority security interest in the Collateral in favor of Pledgees for the benefit of Pledgees securing the payment and performance of the Debt.

          h. The Powers are duly executed and give the Pledgees the authority they purport to confer.

         The representations and warranties set forth in this Section 4 shall survive the execution and delivery of this Agreement and shall continue until the termination of this Agreement in accordance with Sections 12 and 13 hereof. Notwithstanding anything to the contrary contained herein, Pledgor shall not be deemed to have breached or to be in breach of any of the representations and warranties herein to the extent that such breach results from a breach by any Pledgee of any of the representations, warranties, or covenants in the Purchase Agreement.

     5. Voting Rights. Subject to the First Lien and the Subordination Agreement, during the term of this Agreement, and except as provided in the next sentence of this Section 5 and as provided in Section 9 hereof, Pledgor shall have the right to vote the Pledged Shares on all corporate questions in a manner not inconsistent with the terms of this Agreement, the Note, the Purchase Agreement and any other agreement, instrument or document executed pursuant thereto or in connection therewith. Subject to the First Lien and the Subordination Agreement, after the occurrence and during the continuation of an Event of Default (as hereinafter defined), Pledgees may, at their option, exercise all voting powers pertaining to the Collateral, including the right to take shareholder action by written consent, and Pledgor hereby irrevocably constitutes and appoints Pledgees as Pledgor's proxy and attorney-in-fact, with full power of substitution, to do so. This proxy shall be irrevocable and shall continue in full force and effect until the termination of this Agreement in accordance with Sections 12 and 13 hereof.

     6. Dividends and Other Distributions.

          a. Subject to the First Lien and the Subordination Agreement, so long as no Event of Default shall have occurred or is continuing, and subject to Sections 3 and 9:

               i. Pledgor shall be entitled to receive and retain all cash dividends and interest paid in respect of the Collateral; and

               ii. Pledgees shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to receive the cash dividends or interest payments which it is authorized to receive and retain pursuant to clause (i) above.

          b. Subject to the First Lien and the Subordination Agreement, after the occurrence and during the continuation of an Event of Default, or if any of the following would result in an Event of Default if paid to
     Pledgor:

               i. All rights of Pledgor to receive dividends and interest payments in respect of the Collateral shall cease, and all such rights shall thereupon become vested in Pledgees, for the benefit of Pledgees, who shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments; and

               ii. All dividends and interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Section 6(b) shall be received in trust for Pledgees, for the benefit of Pledgees, shall be segregated from other funds of Pledgor and shall be paid over immediately to Pledgees as Collateral in the same form as so received (with any necessary endorsements).

     7. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default":

          a. An Event of Default (as defined in the Note) under the Note;

          b. The Pledgor breaches or fails in any manner to satisfy or perform any of its obligations or covenants under this Agreement, provided that Pledgees give notice to Pledgor of such breach or failure, identifying such notice as a default notice given pursuant to this Agreement, and such breach or failure remains uncured for 30 days after Pledgor's receipt of such notice (or, in the case of a breach or failure that is not capable of being cured in such 30-day period, for such longer period as may be required for Pledgor to cure such failure acting with due diligence, but in no event exceeding 120 days), and provided further, however, that the foregoing notice and cure periods shall not apply if the breach or failure is a result of an intentional breach by Pledgor;

          c. The Pledgor or the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts as they mature;

          d. A trustee or receiver of the Pledgor or the Company or of any substantial part of the assets of the Pledgor or the Company is appointed, and the Pledgor or the Company (if appointment is made in a proceeding brought against it) by any action indicates approval of, consent to or acquiescence in such appointment or if any such trustee or receiver is not discharged within a period of sixty (60) days; or

          e. Any proceedings are commenced by or against the Pledgor or the Company under any bankruptcy, reorganization, insolvency, readjustment of debt law or statute of the Federal government or any state government, and the Pledgor or the Company by any action indicates approval of, consent to or acquiescence therein or if the same shall remain undismissed for a period of sixty (60) days.

Notwithstanding the foregoing, neither the failure of the Company to make any payment under this Agreement or the Note or with respect to the Additional Consideration nor the failure by Pledgor to make, pursuant to the Guaranty, any such payment that the Company has not made shall constitute an Event of Default to the extent that the Pledgees are prohibited from accepting such payment pursuant to the terms of the Subordination Agreement dated as of the date hereof among the Company, Pledgor, Pledgees, and the Senior Lender.

     8. Remedies.

          a. Subject to the First Lien and the Subordination Agreement, after the occurrence and during the continuation of an Event of Default, Pledgees may at their option, at any time and with or without notice or demand of any kind (except as set forth in the next sentence), exercise any and all rights and remedies granted Pledgees under this Agreement, to a secured party under the Code and otherwise at law or in equity, including, without limitation, accelerating the Debt and/or (i) transferring any of the Collateral into its name or that of its nominee(s) or (ii) cause a sale or other transfer of all or substantially all of the Collateral. Upon an election to cause a sale or transfer of the Collateral, Pledgees shall have absolute authority to negotiate the terms of such sale, and Pledgor shall cooperate fully in such negotiations and sale. In the event that any such sale closes, the proceeds from the sale shall be first paid in satisfaction of the costs and expenses referred to in the next sentence, then to satisfaction of the Debt and, finally, with any remaining amount paid to Pledgor or such other party as may be entitled thereto. Pledgor will pay to Pledgees all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof or the negotiation and closing of any such sale.

          b. The Pledgor recognizes that the Pledgees may be unable to effect a public sale of all or a portion of the Collateral by reason of certain provisions contained in the Securities Act of 1933, as amended, and
     applicable  state  securities  laws  and,  under  the  circumstances   then
     existing, may reasonably resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if such Collateral were sold at public sale and that the Pledgees have no obligation to delay sale of any of the Collateral for the period of time necessary to permit the issuers of such Collateral, even if such issuers would agree, to register or qualify such Collateral for public sale under the Securities Act of 1933, as amended, and applicable state securities laws. The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner hereunder and under the Code.

          c. Pledgor agrees that following the occurrence and during the continuation of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Pledgees provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Pledgees of any one or more of such rights, powers or remedies. No failure or delay on the part of Pledgees to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Pledgees with respect to any such remedies shall operate as a waiver thereof, or limit or impair Pledgees' right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice their rights as against Pledgor in any respect.

          d. Pledgor further agrees that a breach of any of the covenants contained in this Agreement will cause irreparable injury to Pledgees, that Pledgees may have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Agreement shall be specifically enforceable against Pledgor, and, to the extent permitted by law, Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Debt is not then due and payable in accordance with the agreements and instruments governing and evidencing the Debt.

     9. Negative Covenants. Pledgor covenants and agrees that so long as any of the Debt is outstanding (and at all times prior to the termination of this Agreement), unless Pledgees shall otherwise give Pledgor prior written consent, which consent shall not be unreasonably withheld, and (except for subsection (b) below) unless permitted by the Senior Loan Documents:

          a. Pledgor shall not (and shall not permit the Company to) (i) sell, transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or permit to exist any lien, claim, interest or other encumbrance upon or with respect to any of the Collateral.

          b. Pledgor shall not permit the Company, directly or indirectly, to declare or pay any dividends on account of any shares of any capital stock of the Company ("Capital Stock") now or hereafter outstanding, or redeem, retire, purchase or otherwise acquire any shares of any class of Capital Stock for any consideration, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing, except in the form of shares of Capital Stock consisting of common stock, and Pledgor shall not permit the Company to make any loan to any Affiliate (as defined in the Purchase Agreement) or make any extraordinary payment for any management fee or administrative or overhead charges to or on behalf of an Affiliate, and Pledgor shall not accept any of the foregoing from the Company, except that, notwithstanding the foregoing, the following are permitted:

               i. payments for goods in the ordinary course of business;

               ii. payments by the Company to any Affiliate for actual and necessary reasonable out-of-pocket legal and accounting, insurance, marketing, payroll, information systems and similar types of services paid for by the Company or any Affiliate on behalf of the Company, in the ordinary course of their respective businesses or as the same may be directly attributable to the Company; provided that such payments are approved by James F. Soffe (or, in the event of his death or incapacity, Anthony M. Cimaglia, or, in the event of the death or incapacity of James F. Soffe and Anthony M. Cimaglia, John D. Soffe), which approval shall not be unreasonably withheld;

               iii. dividends or other distributions by the Company to Pledgor with respect to the Capital Stock that in the aggregate after the date of this Agreement do not exceed ten percent (10%) of the Company's cumulative net after tax income from the date of this Agreement to the end of the fiscal month ending on or immediately prior to the applicable dividend or distribution payment date (provided, however, that no such dividend or distribution may be paid if at such time any payment of principal of or interest on the Note or any payment of Additional Consideration has become due and for any reason (including, without limitation, by reason of the Subordination Agreement) such payment has not been made to the Pledgees or the next scheduled payment of principal of or interest on the Note or any payment of Additional Consideration would be prohibited by reason of the Subordination Agreement as a result of the payment of such dividend or distribution); provided, however, that in any event the payment by the Company to Pledgor of the $370,000 per annum management fee described in the Purchase Agreement is permitted; and

               iv. the Company may pay (by dividend or otherwise) to Pledgor the amount of Federal and state taxes that are attributable to the income or assets of Pledgor (after giving effect to any "carry forward losses" or other net losses to which Pledgor may be entitled).

          c. Pledgor shall not permit the Company to engage in or enter into any agreement relating to any merger, consolidation, liquidation, winding up, dissolution, restructuring or any other transaction that is not in the ordinary course of the Company's business.

          d. Pledgor shall not permit the Company to issue or sell any capital stock to any person without the prior written consent of Pledgees. The recipients of any such stock shall be required (as a condition to the issuance of such stock) to pledge the shares in accordance with the terms of this Agreement.

          e. Pledgor shall not (and shall not permit the Company to) amend, modify or otherwise change any of the terms or provisions in any of the Company's corporate or charter documents in effect on the date hereof.

     10. Pledgees Appointed Attorney in Fact. Pledgor hereby irrevocably appoints Pledgees as Pledgor's attorney-in-fact (coupled with an interest) to
(a) prior to or after the occurrence of an Event of Default, execute, deliver and file financing statements covering the Collateral; and (b) upon the occurrence of an Event of Default and during the continuance of such Event of Default, in either or both its own name or as "attorney-in-fact for Pledgor" and without prior notice to and prior demand on Pledgor, perform (but Pledgees shall not be obligated to and shall incur no liability to Pledgor and any third party for failure to do so) any act which Pledgor is obligated by this Agreement to perform and any other acts which the Pledgees deem appropriate to perfect and continue the security interests in the Collateral, unless such action is prohibited by the Subordination Agreement.

     11. Waivers. Pledgor waives presentment and demand for payment of any of the Debt, protest and notice of dishonor or Event of Default with respect to any of the Debt and all other notices to which Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Note.

     12. Term. This Agreement shall remain in full force and effect until the Debt and all other obligations due and owing hereunder have been fully and indefeasibly paid, satisfied and performed and the Note has been canceled pursuant to its terms. Upon the termination of this Agreement as provided above (other than as a result of the sale of the Collateral), Pledgees will release the security interest created hereunder and will deliver the Collateral to Pledgor.

     13. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective, or be reinstated, as the case may be, if at any time payment and performance of the Debt, or any part thereof, or any other obligation secured hereby, is, pursuant to applicable law, rescinded or reduced in amount, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Debt shall be reinstated and deemed reduced only by any amount paid and not so rescinded, reduced, restored or returned.

     14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Pledgor and Pledgees and their respective successors and assigns. Pledgor's successors and assigns shall include, without limitation, a receiver, trustee and debtor-in-possession of or for Pledgor. Except to the Senior Lender, neither Pledgor nor any Pledgee may assign this Agreement without the prior written consent of the other parties, which consent shall not be unreasonably withheld.

     15. Applicable Law; Severability. This Agreement shall be governed by and construed according to the laws of the State of North Carolina (excluding therefrom any provisions that would result in the application of the laws of another jurisdiction). Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     16. Further Assurances. Pledgor agrees that it will cooperate with Pledgees and will execute and deliver, or cause to be executed and delivered, all such other certificates, stock powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as Pledgees may reasonably request from time to time in order to carry out the provisions and purposes of this Agreement. Pledgees also has the right to file financing statements without the signature of Pledgor and to state thereon all information relating to Pledgor as Pledgees may reasonably deem necessary or advisable to prepare and file such financing statements.

     17. Pledgees' Duty of Care. Pledgees shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law with respect to the exercise of their rights or remedies under this Agreement including, without limitation, acts, omissions, errors or mistakes with respect to the exercise of their rights or remedies under this Agreement with respect to the Collateral, except for those arising out of or in connection with Pledgees' negligence or willful misconduct with respect to the custody of the Collateral in Pledgees' possession. Without limiting the generality of the foregoing, Pledgees shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties but may do so at their option. All reasonable expenses incurred in connection therewith shall be for the sole account of Pledgor, and shall constitute part of the obligations secured hereby.

     18. Notices. Any notice, demand or other communication under this Agreement to any party hereto shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next business day if sent by recognized overnight courier service and (iii) on the third business day following the date sent by certified mail, return receipt requested. Each such notice, demand or other communication shall be addressed to such party at the address set forth below (or at such other address as such party shall specify to the other parties hereto in writing):

         If to Pledgees at:     James F. Soffe, as Representative
                                   for the Pledgees
                                1414 Lakeview Drive
                                Fayetteville, NC  28305

         With a copy to:        Poyner & Spruill LLP
                                3600 Glenwood Avenue
                                Raleigh, NC  27612
                                Fax:  (919) 783-1075
                                Attn.:  James M. O'Brien, III, Esq.

         If to Pledgor at:      Delta Apparel, Inc.
                                2750 Premier Parkway
                                Suite 100
                                Duluth, GA  30097
                                Attention:  Robert W. Humphreys

         With a Copy to:        Wyche, Burgess, Freeman & Parham, P.A.
                                44 East Camperdown Way
                                Greenville, SC  29601
                                Attention:  Eric B. Amstutz, Esq.

     19. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Pledgees and Pledgor, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     20. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

     21. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

     22. No Strict Construction; Access to Counsel. This Agreement shall be strictly construed neither against the Pledgor nor Pledgees. Each party hereto acknowledges and agrees that it has had access to and consulted with an attorney.

     23. Representative. Each Pledgee named herein has designated and appointed James F. Soffe and his successors (the "Representative") as his representative to act in the name of, for and on behalf of each such party with respect to any and all matters relating to this Agreement. Each and every act of Representative shall be in the name of, for and on behalf of such parties and shall bind each of the Pledgees. All notices to and consents of the Pledgees permitted or required hereunder shall be delivered to or obtained from the Representative and such notices and consents shall be deemed notices to and consents of each of the Pledgees.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                       PLEDGOR:

                                       DELTA APPAREL, INC.

                                       By:  /s/ Robert W. Humphreys
                                           -----------------------------

                                       Its: President and CEO


                                       PLEDGEES:

                                       /s/ James F. Soffe
                                       ---------------------------------
                                       James F. Soffe

                                       /s/ John D. Soffe
                                       ---------------------------------
                                       John D. Soffe

                                       /s/ Anthony M. Cimaglia
                                       ---------------------------------
                                       Anthony M. Cimaglia

                                 ACKNOWLEDGMENT

         The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Agreement executed by Delta Apparel, Inc., James F. Soffe, John D. Soffe and Anthony M. Cimaglia, and dated as of October 3, 2003, agrees to be bound by the terms and provisions of the Pledge Agreement applicable to the undersigned, agrees promptly to note on its books and records the security interests granted under the Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Collateral in the name of Pledgees or their nominee(s) or the exercise of voting rights by Pledgees.

                                    MJS Acquisition Company


                                    By: /s/ Robert W. Humphreys
                                        ------------------------------------
                                    Name:  Robert W. Humphreys
                                    Title: President and CEO

                                    EXHIBIT A


                               Form of Stock Power


         FOR VALUE RECEIVED, the undersigned ("Transferor") does hereby sell, assign and transfer to ___________________________________________________ (the
"Transferee")  _________________________________  shares of the capital stock of
MJS Acquisition Company, a North Carolina corporation (the "Company"), represented by Certificate Nos. _____________ (the "Stock") and standing in the name of the Transferor on the books of the Company, and the Transferor does hereby irrevocably constitute and appoint _______________________________ as Transferor's true and lawful attorney, for and in Transferor's name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated:______________


                                TRANSFEROR:

                                DELTA APPAREL, INC.


                                By: /s/ Robert W. Humphreys
                                    ----------------------------------------
                                Name:  Robert W. Humphreys
                                Title:   President and Chief Executive Officer











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